UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2016

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54515	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

Suite 1526

New York, NY 10022

 (Address of principal executive offices)

(212) 634-6462

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 12, 2016, Staffing 360 Solutions, Inc. (the "Company") issued a press release announcing the Company’s preliminary unaudited financial performance for the fiscal third quarter ended February 29, 2016. This Current Report on Form 8-K is being filed to provide the Company’s usual set of financial results for the fiscal third quarter ended February 29, 2016 (the "Earnings Release") before the filing of the Company’s quarterly report on Form 10-Q for the three months ended February 29, 2016. The Earnings Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Within the Earnings Release, the Company has provided supplemental financial information relating to the Company’s financial results for the fiscal third quarter ended February 29, 2016. The supplemental financial information, can be found in tables at the end of the Earning Release.

Within the Earnings Release and the supplemental financial information furnished therein, the Company refers to certain financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"), such as adjusted EBITDA. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The Company believes that these non-GAAP measures represent important internal measures of performance as management uses such measures in monitoring and evaluating the Company’s ongoing financial results, as well as to reflect the Company’s acquisitions. Management believes that these measures provide a more complete understanding of the Company’s operational results and a meaningful comparison of the Company’s performance between periods. These non-GAAP measures, however, may not reflect the actual financial results the Company would have achieved absent such acquisitions, and may not be indicative of the results that the Company expects to recognize for future periods. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
99.1	The Company’s financial results in the Earnings Release for the fiscal third quarter ended February 29, 2016 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2016	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Executive Chairman